                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 15, 1998

                 AmeriCredit Automobile Receivables Trust 1998-C
              (Exact Name of Registrant as specified in its charter)

       United States                 333-36365                 88-0359494
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                            c/o AmeriCredit Financial
                                 Services, Inc.
                           Attention: Daniel E. Berce
                                200 Bailey Avenue
                              Fort Worth, TX 76107
                              (Address of Principal
                                Executive Office)

                                 (817) 332-7000
                            Registrant's phone number

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Item 5.        Other Events

        Information relating to distributions to Noteholders for the September, 1998 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Floating Rate Asset Backed Notes, Class A-3 Floating Rate Asset Backed Notes, and the Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of August 10, 1998 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.        Financial Statements, Exhibits

          Exhibit No.         Exhibit
          -----------         -------
             99.1             Preliminary Servicer's Certificate and Servicer's
                              Certificate for the September, 1998 Collection
                              Period relating to the Notes issued by the
                              Registrant pursuant to the Agreement.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



AmeriCredit Automobile Receivables Trust 1998-C

By:  AmeriCredit Financial Services, Inc., as Servicer

/s/     Daniel E. Berce
        Daniel E. Berce
        Vice Chairman and
        Chief Financial Officer

October 15, 1998

                                  EXHIBIT INDEX

 Exhibit
 -------
   99.1                       Preliminary Servicer's Certificate and Servicer's
                              Certificate for the September, 1998 Collection
                              Period relating to the Notes issued by the
                              Registrant.